                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  Confidential, for Use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              Moore Medical Corp.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                              Joseph Greenberger
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                              MOORE MEDICAL CORP.
                             389 John Downey Drive
                                 P.O. Box 1500
                        New Britain, Connecticut 06050

                  ---------------------------------------------

                  NOTICE OF 1999 ANNUAL MEETING OF SHAREHOLDERS

                  ---------------------------------------------



Dear Shareholder,

         The Annual Meeting of the Shareholders of Moore Medical Corp. will be held at the Hilton NY & Towers, Room 520, 1335 Avenue of the Americas, New York, New York, on Wednesday, May 12, 1999, at 11:00 a.m., to:

         (1) elect a Board of five directors; and

         (2) act on such other matters as may properly come before the meeting.

         The Board of Directors has fixed the close of business on March 28, 1999 as the record date for determining shareholders entitled to notice of and vote at the meeting.


                                                          Joseph Greenberger,
                                                          Secretary

March 30, 1999




                             YOUR VOTE IS IMPORTANT

                 Whether or not you plan to attend the meeting,
            please sign, date, and mail the accompanying proxy card.

                  ---------------------------------------------

                               PROXY STATEMENT FOR
                       1999 ANNUAL MEETING OF SHAREHOLDERS

                  ---------------------------------------------




                                    CONTENTS
                                    --------


GENERAL INFORMATION ................................................         2

PRINCIPAL HOLDERS OF COMMON STOCK ..................................         3

ELECTION OF DIRECTORS ..............................................         3

EXECUTIVE COMPENSATION .............................................         6

PERFORMANCE GRAPH ..................................................        10

SHAREHOLDER PROPOSALS AND NOMINATIONS ..............................        10

INDEPENDENT PUBLIC ACCOUNTANT ......................................        11

                              MOORE MEDICAL CORP.
                             389 John Downey Drive
                                 P.O. Box 1500
                        New Britain, Connecticut 06050

--------------------------------------------------------------------------------

                               PROXY STATEMENT FOR
                       1999 ANNUAL MEETING OF SHAREHOLDERS

--------------------------------------------------------------------------------

                               GENERAL INFORMATION

Proxies in the form enclosed are being solicited by the Board of Directors of Moore Medical Corp. (the "Company") for use at the 1999 Annual Meeting of Shareholders to be held at 11:00 a.m. on Wednesday, May 12, 1999 at the Hilton NY & Towers, Room 520, 1335 Avenue of the Americas, New York, New York 10019 or any adjournments thereof (the "Meeting"). Properly executed proxies received prior to or at the Meeting will be voted. If a shareholder specifies how the proxy is to be voted, it will be so voted. If no specification is made, it will be voted FOR the election of the five directors nominated by management. The Company is not aware of any other matter intended to be presented for consideration at the Meeting. If other matters properly come before the Meeting, it is the intention of the persons named in the proxy to vote on them in their discretion.

Shares Entitled to Vote

Holders of record of the Company's Common Stock at the close of business on March 28, 1999 (the "Record Date") are entitled to notice of and to vote at the Meeting. On the Record Date, there were 2,939,221 shares of Common Stock outstanding, each entitled to one vote. This Proxy Statement is being released on or about April 9, 1999 to all holders of Common Stock on the Record Date. The stock ledger of the Company, arranged alphabetically, showing the address of each shareholder entitled to vote at the Meeting and the number of shares registered in the shareholder's name, will be available for inspection by any shareholder as of the Record Date for any purpose germane to the Meeting at the offices of Joseph Greenberger, Esq., 27th floor, 1370 Avenue of the Americas, New York, New York 10019, during ordinary business hours from April 30, 1999 until the Meeting date, and at the Meeting.

Proxies and Revocation of Proxies

Execution and delivery of a proxy will not affect a shareholder's right to attend the Meeting and vote in person. A shareholder in whose name shares are registered as of the Record Date and who has given a proxy may revoke it at any time before it is voted by executing and delivering a written revocation to the Secretary of the Company, by execution and delivery of a later dated proxy or by attending the Meeting and voting by ballot (which has the effect of revoking the prior proxy). Attendance at the Meeting, however, will not in and of itself revoke a proxy.

A shareholder who is a beneficial owner, but not a registered owner as of the Record Date, cannot vote his or her shares except by the shareholder's broker, bank or nominee in whose name the shares are registered executing and delivering a proxy on his or her behalf or the shareholder attending the Meeting with a proxy or other authorization to vote from the registered owner and voting.

Cost of Proxy Solicitation

Brokers, banks and other nominees will be reimbursed by the Company for their out-of-pocket and other reasonable clerical expenses incurred in obtaining instructions from beneficial owners of the Company's Common Stock. D.F. King & Co., Inc. will assist the Company in soliciting proxies, for which it will be paid a fee of $4,000. Solicitations of proxies may, in certain instances, also be made personally or by telephone by directors, officers and a few employees of the Company.

                        PRINCIPAL HOLDERS OF COMMON STOCK

The following are believed by the Company to be holders of more than 5% of its outstanding Common Stock and by all directors and executive officers as a group, as of March 30, 1999:

                                                          Number of        Percent of
Name and Address:                                          Shares          Outstanding
-----------------                                          ------          -----------
Heartland Advisors, Inc. .............................    425,500 (1)         14.5%
790 North Milwaukee Street
Milwaukee, WI 53202

Hollybank Investments, LP. ...........................    315,100  (1)        10.7%
One Financial Center, Suite 1600
Boston, MA 02111

Thomas Charitable Foundation .........................    213,243  (1)(2)      7.3%
272 Undermountain Road
Salisbury, CT 06068

Dimensional Fund Advisors Inc. .......................    190,200  (1)         6.5%
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401

          All Directors and Executive ................    305,413  (3)        10.4%
          Officers as a Group
          (8 persons)

----------
(1)  Based on information supplied by the shareholder in its most recent
     Schedule 13G or 13D received by the Company.

(2) Held by the named trust of which a director is a trustee and in which he disclaims a beneficial interest.

(3) Includes 19,250 shares underlying stock options granted to executive officers that are exercisable within 60 days. Also includes 213,243 shares held by Thomas Charitable Foundation. For information regarding beneficial ownership of the Company's Common Stock by each of its directors and executive officers, see "Election of Directors - Certain Information Regarding Management's Nominees" and "Executive Officers," below.



                              ELECTION OF DIRECTORS

There are five directors proposed for election at the 1999 Annual Meeting of Shareholders to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified. Those five nominees receiving a plurality of votes, assuming that a quorum is present, will be elected.

Certain Information Regarding Management's Nominees

The following table gives information as of March 30, 1999 concerning management's nominees. All of management's nominees are now members of the Board of Directors whose current term of office expires at the election of their successors at the Meeting. Management has no reason to believe that any nominee will be unable to serve. If any nominee should not be available, the persons named in the proxies will vote for a substitute nominee designated by the Nominating Committee of the Board of Directors.

                                                                                                            Number
                                       Principal Occupation and Business Experience           Director        of       Percent of
        Name          Age              --------------------------------------------             since       Shares     Outstanding
        ----          ---                                                                       -----       ------     -----------
Steven Kotler           52    Chairman  of  Executive   Committee  and  member  of  Audit,       1977       54,520         1.9%
                              Nominating and Stock Option  Committees.  President and Chief                    (1)
                              Executive Officer of Schroder & Co. Inc.(investment bankers).
                              Director of Del Laboratories,  Inc. (cosmetics and drugs) and
                              Schroders, plc (investment bankers)

Robert H. Steele        60    Chairman of the Board and member of Executive Committee. Vice      1981       11,400           *
                              Chairman of John Ryan Company (financial marketing). Director                    (2)
                              of NLC  Companies  (insurance),  Accent Color  Science,  Inc.
                              (printing systems), Scan Optics, Inc. (data entry), and Smart
                              Serv Online, Inc. (online information provider).

Peter C. Sutro          68    Retired.                                                           1979       2,000            *

Wilmer J.               72    Member of Executive, Audit, Nominating and Stock Option            1977     213,243          7.3%
   Thomas, Jr.                Committees. Private investor and financial consultant.                          (3)
                              Director and Vice Chairman of American Country Holding Co.
                              (insurance).

Daniel K.               67    Chairman, President and Chief Executive Officer of Del             1994       1,000            *
   Wassong                    Laboratories, Inc. (cosmetics and drugs).  Director of
                              Southern Union Company (gas utility).

------------------
* Less than 1%.

(1) Excludes 300 shares owned by Mr. Kotler's wife, in which he disclaims a beneficial interest.

(2)  Includes 5,000 shares underlying options exercisable within 60 days.

(3) Held by Thomas Charitable Foundation of which Mr. Thomas is a trustee and in which he disclaims a beneficiary interest.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more that ten percent of the Common Stock of the Company, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the exchange on which the Common Stock is listed for trading. Officers, directors and more than ten percent stockholders are required by regulations promulgated under the Exchange Act to furnish the Company with copies of all Section 16(a) reports filed. Based on the Company's review of such reports filed for its fiscal year ended January 2, 1999, the Company believes that, except for a report of his initial holdings filed by David V. Harper consequent to his election as an executive officer on August 19, 1998, all reporting requirements applicable to its officers, directors, and more than ten percent stockholders were complied with for the year ended January 2, 1999.

Meetings of Board and Committees

The Board of Directors held five meetings and had three actions in lieu of meetings during 1998. No director attended less than 75% of the meetings. The Board has an Executive Committee, an Audit Committee, a Nominating Committee and a Stock Option Committee. The Executive Committee has all the authority which, under the Delaware General Corporation Law, may be delegated to such a Committee; it has also been delegated the functions of a Compensation Committee. The Executive Committee held several informal meetings during 1998. The Audit Committee recommends the firm of independent public accountants to be engaged as the Company's auditors and participates in such accounting reviews as it deems appropriate. It held one meeting during 1998. The Stock Option Committee is authorized to award stock options. It held two meetings during 1998. The Nominating Committee recommends to the Board management's nominees for election as directors and for officers. The Nominating Committee held one meeting during 1998.

Compensation of Directors

A director who is not also a salaried officer is paid a fee of $8,000 per annum plus $1,000 for each Board meeting attended. A member of the Executive Committee who is not a salaried officer is paid an additional $1,000 per annum for services in such capacity. A member of the Audit Committee who is not a salaried officer is paid another $2,000 per annum for services in such capacity. As Chairman of the Board, Robert H. Steele received an option for 20,000 shares on February 17, 1998 exercisable in four equal cumulative annual installments at $10.875 per share (the market price on the date of grant), and on January 28, 1999 he received an additional such option for 20,000 shares exercisable at $13.3125 per share (the market price on the date of grant). In addition, Mr. Steele is paid a fee, starting for 1999, of $100,000 per annum as Chairman of the Board, Mr. Kotler is paid a fee of $50,000 per annum as Chairman of the Executive Committee, and Mr. Thomas is paid a fee of $50,000 per annum under a consulting arrangement with the Company pursuant to which he consults with its senior officers with respect to financial and transactional matters.

Executive Officers

The Company has three executive officers. Their ages, business experience over the last five years and the number of shares of the Company's Common Stock beneficially owned by each of them as of March 30, 1999, are set forth below:


                                                                                                           Num-           % of
  Name       Age                                    Business Experience                                   ber of          Out-
  ----       ---                                    -------------------                                   Shares         standing
                                                                                                          ------         --------
Richard A.    43    Member, Office of the President (Chief Executive Office), since January 1, 1999,       6,750              *
  Bucchi            and Executive Vice President - Sales and Marketing, since 1996; Vice President -         (1)
                    Sales and Marketing,  1996-1999; Vice President Information Services, 1994-1996;
                    Vice  President Information Systems and Administration for Konica Business
                    Machines, Inc., USA, prior to 1994.

Kenneth S.    49    Member, Office of the President (Chief Executive Office), since January 1, 1999,      15,500              *
  Kollmeyer         and Executive Vice President  -  Operations, since 1992; Vice President  -               (2)
                    Operations, 1992-1999; Vice President - Distribution, 1989-1992.

David V.      38    Member, Office of the President (Chief Executive Office), since January 1, 1999,       1,000              *
  Harper            and Executive Vice President - Finance, since August 19, 1998; Divisional Senior
                    Vice President and Chief Financial Officer, Primedia Incorporated, 1994-1998.

(Footnotes on next page.)

------------------
* Less than 1%.

(1)  Includes 4,750 shares underlying options exercisable within 60 days.

(2)  Includes 9,300 shares underlying options exercisable within 60 days.


                             EXECUTIVE COMPENSATION

The following table summarizes for the Company's fiscal year ended January 2, 1999, and for its two prior fiscal years, compensation earned by the following persons ("Named Executive Officers"): (a) the person who served as the Company's chief executive officer until December 31, 1998, (b) its four most highly compensated executive officers (other than said former chief executive officer) whose salary and bonus for said fiscal year exceeded $100,000 and who were serving as executive officers at said fiscal year-end, and (c) a person who served as an executive officer during said fiscal year and who would have been included as one of said four most highly compensated executive officers but did not serve as an executive officer at said fiscal year-end.

                           Summary Compensation Table

                                                                                    Annual                Long-Term
                                                                                  Compensation          Compensation
                                                                                  ------------             Awards
                                                                                                           ------


                                                                                                          Securities     All Other
                                                                                  Salary       Bonus      Underlying      Compen-
                    Name and Principal Position                       Year          ($)         ($)      Options (#)     sation ($)
                    ---------------------------                       ----          ---         ---      -----------     ----------
Mark E. Karp, Chief Executive Officer, until December 31, 1998        1998          370,588          -               -    331,319(1)
                                                                      1997          428,886          -               -    54,325 (2)
                                                                      1996          401,117          -               -    70,156 (2)

Richard A. Bucchi, Member, Office of the President (Chief             1998          174,155          -          16,000     9,800 (2)
Executive Office), since January 1, 1999, and Executive               1997          165,532          -               -     9,600 (2)
Vice President - Sales and Marketing, since 1996                      1996          136,413      3,741           3,000     8,939 (2)

Kenneth S. Kollmeyer, Member, Office of the President (Chief          1998          184,820          -          16,000     9,800 (2)
Executive Office), since January 1, 1999, and Executive Vice          1997          182,437          -               -     9,600 (2)
President-Operations, since 1992                                      1996          168,549      5,351           4,000     9,000 (2)

David V. Harper, Member, Office of the President                      1998           56,461          -          16,000         -
(Chief Executive Office), since January 1, 1999, and
Executive Vice President - Finance, since August 19, 1998

John A. Murray, Chief Financial Officer, until August 18,             1998          140,673        528          10,000     9,800 (2)
1998                                                                  1997          174,366     12,000               -     9,600 (2)
                                                                      1996          162,863      4,654           3,000     9,000 (2)


(Footnotes on next page.)

-------------
(1) Included in Mr. Karp's other annual compensation for 1996, 1997 and 1998 is $48,004, $32,498 and $12,635 respectively, which represents the fair market value of restricted shares of the Company's Common Stock issued to Mr. Karp to compensate him for the Company's contributions that could not be made on his behalf to its qualified retirement plans due to salary limitations required by the Internal Revenue Code. In addition, includes $250,000 paid to Mr. Karp under a Severance, Consulting and Non-Competition Agreement, dated December 17, 1998, and a contribution of $10,000 to his retirement account under the Company's defined contribution plan.

(2) Consists of the Company's contribution to the named officer's retirement account under its defined contribution plan.


Employment Related Agreements

The members of the Company's Office of the President (chief executive office) since January 1, 1999, its Executive Vice Presidents, Messrs. Bucchi, Kollmeyer and Harper, are participants under a plan entitling each to a payment equal to one year's salary in the event of a change of control (as defined in the plan) followed within twelve months by a change of position (as defined therein); in the event of such changes in 1999 such payments would aggregate approximately $535,000. They are also participants under 1998 and 1999 bonus plans entitling each to up to $20,000 on the achievement of certain individually defined goals and an additional amount ranging between 12.5% and 50% of his annual salary if the Company's pre-tax earnings (as defined in the plans and subject to certain possible adjustments thereunder) for 1999 exceeds specified amounts for each year.

Mark E. Karp, who served as the Company's chief executive officer until December 31, 1998, had an employment agreement, most recently amended as of January 1, 1998, to serve as the Company's chief executive officer for a term ending December 31, 1998. Under his employment agreement, Mr. Karp's 1998 salary was $370,588. In addition, the Company paid Mr. Karp $250,000 under a Severance, Consulting and Non-Competition Agreement, dated December 17, 1998.

Defined Benefit Plan

The Company has a noncontributory, defined benefit pension plan (the "Plan"). Under the Plan, retirement benefits are based on the number of years of service (up to a maximum of 25 years) multiplied by the sum of (i) 1.25% of the employee's average base compensation during the highest consecutive five years, and (ii) 0.6% of such compensation in excess of earnings for Social Security benefits as promulgated in an Internal Revenue Service "Covered Compensation Table Number 1." The Plan is a "qualified plan" within the meaning of the Internal Revenue Code. Under Internal Revenue Code guidelines for a qualified plan, no more than $160,000 (as may change from time to time) of cash compensation may be considered in calculating benefits payable under the Plan. Normal retirement is at age 65, and the Plan has a lump-sum payment option.

The following table shows the estimated annual benefits payable under the Plan upon retirement at age 65 to persons in specified remuneration and years-of-service classifications:

                                                                                   Years of Service
                                                                                   ----------------

      Average Highest Consecutive 5 Years' Compensation          10 Years       15 Years       20 Years       25 Years
      -------------------------------------------------          --------       --------       --------       --------
                          $130,000                                $19,946       $29,919        $39,892         $49,865

                          $160,000                                $25,496       $38,244        $50,992         $63,740

Mr. Bucchi, Mr. Kollmeyer and Mr. Harper will each have 26 years of service, assuming retirement from the Company at age 65.

Stock Options

The following table sets forth information concerning the number of options granted and the potential realized value of the Stock Options granted to each of the Company's Named Executive Officers during its fiscal year ended January 2, 1999:

                        Option Grants in Last Fiscal Year

                                                                                                Potential
                                                                                           Realizable Value at
                                                                                           Assumed Annual Rates
                                                                                              of Stock Price
                                                                                             Appreciation For
                                                          Individual Grant                     Option Terms
                                                          ----------------                     ------------
                                          Number of       Percent of
                                         Securities          Total
                                         Underlying         Options
                                         Unexercised      Granted to     Exerci-
                                         Options at      Employees in  se of Base
                                         Fiscal Year-       Fiscal       Price      Expiration
                Name                       End (#)           Year        ($/Sh)        date       5% ($)     10% ($)
                ----                       -------           ----        ------        ----       ------     -------
Richard A. Bucchi                           10,000            7%         10.875       2/16/03     30,046      66,393
                                             6,000            4%         14.25        12/1/03     23,622      52,199

Kenneth S. Kollmeyer                        10,000            7%         10.875       2/16/03     30,046      66,393
                                             6,000            4%         14.25        12/1/03     23,622      52,199

David V. Harper                             10,000            7%         13.5         8/18/03     37,298      82,419
                                             6,000            4%         14.25        12/1/03     23,622      52,199

John A. Murray                              10,000            7%         10.875       2/16/03     30,046      66,393

The following table sets forth information concerning options exercised during the fiscal year ended January 2, 1999 and the number of unexercised options and the imputed value thereof held by the named executive officers at the end of such fiscal year:

                 Aggregated Option Exercises in Last Fiscal Year
                        and Fiscal Year-End Option Values

                                                   Number of Securities
                                                  Underlying Unexercised                   In-the-Money
                    Shares                              Options at                          Options at
                   Acquired                         Fiscal Year-End (#)                 Fiscal Year-End($)
                      on            Value          --------------------                 ------------------
Name              Exercise(#)     Realized($)     Exercisable     Unexercisable     Exercisable     Unexercisable
----              -----------     -----------     -----------     -------------     -----------     -------------
Richard A. Bucchi        --           --             1,500           17,500         $1,875         $28,125

Kenneth S.
  Kollmeyer              --           --             6,000           18,000        $13,980         $28,750

David V. Harper          --           --               --            16,000             --              --

Compensation Committee Interlocks and Insider Participation

The members of the Board's Executive Committee, which performs the functions of a compensation committee, are Steven Kotler (Chairman), Mark E. Karp (until December 31, 1998), Robert H. Steele and Wilmer J. Thomas, Jr. Except for Mr. Karp until December 31, 1998, no member of such Committee is or was a current or former officer or employee of the Company. In addition, there are no Committee interlocks between the Company and other entities involving any of the executive officers of the Company who serve as executive officers of such other entities. Mr. Karp did not participate in the Executive Committee's discussions regarding his compensation.

Executive Committee's Compensation Report

The objectives of the Company's executive officer compensation program are to attract and retain the best possible executive talent, to motivate the executives to achieve the goals of the Company's business strategy and to align executive and shareholder interests, by means of a compensation package that recognizes individual contributions as well as overall business results. The package consist of a base salary, annual bonuses under the Company's bonus plans, and stock options under its Incentive and Non-Qualified Stock Option Plans. The performance of the chief executive officer, including for 1999, of the members of the Office of the President, are separately evaluated by the Committee, based on business development, formulation and delivery of major corporate goals and the Company's performance. For 1998, the chief executive officer and, for 1999, the Chairman of the Board made compensation recommendations, which were based on an assessment of the nature of the position and the contributions, experience and tenure of the executive officer. The Committee reviewed and approved the components of the packages.

Base Salaries. Base salaries for executive officers reflect the achievements,
--------------
responsibilities and experience of the individual. Annual salary adjustments are determined by evaluating the performance of the Company and of each executive officer, and also take into account new responsibilities.

Annual Bonuses. For 1998 and 1999, the Committee approved bonus plans under
---------------
which executive officers are entitled to an annual bonus of up to $20,000 on the achievement of certain individually set goals and an additional bonus ranging between 12.5% and 50% of annual salary if the Company's pre-tax earnings (as defined in the plans and as subject to certain possible adjustments thereunder) exceeds specified amounts. The additional bonuses are designed to align the interests of the executives with those of the shareholders.

Stock Options. Stock options are designed to further align the interests of
--------------
executives with those of the shareholders. They are granted with an exercise price equal to the market price of the Common Stock on the date of grant and, to encourage the creation of shareholder value by having appreciation occur over a number of years, generally become exercisable in four equal annual cumulative installments, starting one year after the date of grant.

                                  Steven Kotler, Chairman of Executive Committee Robert H. Steele
                                  Wilmer J. Thomas, Jr.

                                PERFORMANCE GRAPH

The graph below compares the cumulative total shareholder return of the Common Stock of the Company for the last five years with the American Stock Exchange Composite Index and the Company's original and a revised index. The Company revised its index selection because it exited its wholesale drug distribution business in the fourth quarter of 1997, and the original index (Standard Industrial Classification (SIC) 5122 - proprietaries and druggist supplies) became inapplicable. The revised index is based on the cumulative total shareholder return of public companies in SIC 5047 (medical, dental, hospital equipment and supplies).


    Comparison of Five year Cumulative Return of Moore Medical Corp., SIC 5122 and SIC 5047

                                Base
                                Period

                                Dec. 93  Dec. 94   Dec. 95    Dec. 96   Dec. 97   Dec. 98
                                -------  -------   -------    -------   -------   -------
Moore Medical Corp.                 100     96.33     78.9       75.23     79.82     99.08
American Stock Exchange Index       100     90.89    114.9      122.24    143.48    144.4
SIC 5122                            100    128.91    157.99     184.99    191.78    247.12
SIC 5047                            100     93.23    142.17     122.99    162.43    260.74

---------------------
* Assumes $100 invested on December 31, 1993 in stock or index, including reinvestment of dividends.


          SHAREHOLDER PROPOSALS AND NOMINATIONS FOR 2000 ANNUAL MEETING

Shareholder Proposals

Shareholders may present proposals for inclusion in the Company's 2000 Proxy Statement provided they are submitted to Chief Financial Officer, Moore Medical Corp., P.O. Box 1500, New Britain, CT 06050 no later than December 9, 1999 and are in compliance with applicable SEC regulations.

Nominating Procedures

The Company's by-laws provide that any shareholder entitled to vote for the election of directors may nominate persons for election as directors only if such shareholder has given written notice of such shareholder's intent to make such nominations, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company, c/o Chief Financial Officer, Moore Medical Corp., P.O. Box 1500, New Britain, CT 06050, not later than 60 days before the date of an annual meeting and not less than seven days after the date on which notice of a special meeting is first given to shareholders. Each such notice shall set forth:

     (a) The name and address of the shareholder who intends to make the nominations and of the person or persons to be nominated;

     (b) A representation that the shareholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

     (c) A description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which nominations are to be made by the shareholder;

     (d) Such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC; and

     (e) The consent of each nominee to serve as a director of the Company if so elected.

The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure. The Company has not received notice of nominations other than those proposed by management.




                   THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANT

PricewaterhouseCoopers LLP is the independent public accountant for the Company. A representative of PricewaterhouseCoopers LLP is expected to be present at the 1999 Annual Meeting of Shareholders and will be available to answer appropriate questions.

Dated:  March 30, 1999

A SHAREHOLDER MAY OBTAIN A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR ITS FISCAL YEAR ENDED JANUARY 2, 1999 WITHOUT CHARGE BY WRITING TO: CHIEF FINANCIAL OFFICER, MOORE MEDICAL CORP., P.O. BOX 1500, NEW BRITAIN, CONNECTICUT 06050.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
             MOORE MEDICAL CORP. - ANNUAL MEETING OF SHAREHOLDERS
                            Wednesday, May 12, 1999

     The undersigned hereby appoints DAVID V. HARPER and JOSEPH GREENBERGER, and each of them, with the full power of substitution, and as proxies to represent the undersigned at the Annual Meeting of Shareholders to be held at the Hilton NY & Towers, 1335 Avenue of Americas, New York, New York on May 12, 1999, at 11:00 A.M., and at any adjournment or postponement thereof, and to vote all the shares of stock the undersigned would be entitled to vote if personally present at the meeting as indicated on the reverse side.

                        (To be signed on reverse side)

[X] Please mark your
    votes as in this
    example.

                           FOR                  WITHHOLD
                      all nominees         authority to vote        Nominees:  [ILLEGIBLE NAMES
                   (see instruction)        for all nominees                    APPEAR HERE]
1.  ELECTION OF            [_]                     [_]                                           2. IN THEIR DISCRETION THE PROXIES
    DIRECTORS                                                                                       ARE AUTHORIZED TO VOTE UPON SUCH
                                                                                                    OTHER BUSINESS AS MAY PROPERLY
                                                                                                    COME BEFORE THE MEETING.

Instruction: To withhold authority to vote for any nominee(s), print the name(s)
             on the line below:

--------------------------------------------------------------------------------




                                                                                                 NOTE REGARDING SIGNATURE: Please
The shares represented by the proxy will be voted as directed. If no contrary                    sign and date as name appears
instruction is given, the shares will be voted FOR the Election of Directors.                    hereon and return promptly. Joint
                                                                                                 owners should  each sign. When
                                                                                                 signing as Corporate Officer,
SIGNATURE(S)                                              DATE                                   Partner, Executor, Administrator,
            ---------------------------------------------      -----------------                 Trustee or Guardian, please give
                                                                                                 full title. Please note any change
                                                                                                 to your address alongside the
                                                                                                 address as it appears hereon.